UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2006

Torvec Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1169 Pittsford-Victor Rd, Bldg 3 Suite 125, Pittsford, New York		14534
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-248-0470

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 22, 2006 the company furnished the following statistical information on the utilization of its own website, www.torvec.com, by members of the public to Investors hub, an investor bulletin board that provides access to individuals interested in the company and its inventions:

Yearly Hits to date: 189986

Feb '06 Statistics:

Hits per Hour Avg. 300 Max. 1299
Hits per Day Avg. 7216 Max. 12501

Top 3 URLs Feb '06

Hits: 594 IVT_MOD_Acc.wmv
Hits: 152 Iso-Torque.wmv
Hits: 150 TorvecIVT.wmv

Top 3 Referrers Feb '06

40840 - Direct Request
17633 - www.torvec.com
6030 - www.investorshub.com

Top 5 Search Strings Feb '06

1 - torvec
2 - cv joint
3 - torvec.com
4 - infinitely variable transmission
5 - www.torvec.com

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torvec Inc.

February 22, 2006	By:	James Y. Gleasman

Name: James Y. Gleasman
Title: CEO